UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                   February 22, 2010
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA  19087
(Address of principal executive offices)  (Zip Code)

(Registrant’s telephone number including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The board of directors of Lincoln National Corporation’s (“LNC’s”), acting pursuant to the Indiana Business Corporations Law, has approved an amendment to Article II, Section 1 of its Amended and Restated Bylaws to elect that the terms of office of LNC’s board of directors shall not be governed by Indiana Code Section 23-1-33-6(c), a provision of the Indiana Business Corporation Law that would, absent this election by the board, require LNC to maintain a classified board of directors.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                            Description

3.1	Amendment to LNC’s Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                LINCOLN NATIONAL CORPORATION

                By        /s/ Douglas N. Miller
                Name:  Douglas N. Miller
                Title:    Vice President and
                             Chief Accounting Officer

Date:  February 26, 2010

INDEX TO EXHIBITS

Exhibit
Number                            Description

3.1	LNC’s Bylaws as amended.